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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             --------------------

                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 2, 2001

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                           divine interVentures, inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-30043                36-4301991
(State or other jurisdiction of      (Commission File          (IRS Employer
incorporation or organization)           Number)             Identification No.)


                        3333 Warrenville Road, Suite 800
                             Lisle, Illinois 60532
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (630) 799-7500


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Item 5.   Other Events.

     On February 2, 2001, divine interVentures, inc. ("the Company") announced the creation of a new advisory board and the resignation of twenty-seven members from the Company's board of directors (the "Board"). The following eleven individuals continue to serve on the Board: Andrew "Flip" Filipowski, Paul Humenansky, Michael Cullinane, Thomas Bennett, John Cooper, James Cowie, Michael Forster, Arthur Hahn, Gregory Jones, Tom Meredith, and John Rau. Nearly all of the resigning directors will join the Company's advisory board.

     The Company issued a news release announcing the creation of the advisory board and the director resignations. A copy of the news release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

          Exhibits.
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          The exhibit to this report is listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                divine interVentures, inc.


                                By: /s/ Michael P. Cullinane
                                   ---------------------------------
                                   Michael P. Cullinane
                                   Executive Vice President, Chief
                                   Financial Officer, and Treasurer


Dated:  February 5, 2001

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                           divine interVentures, inc.

                                 Exhibit Index




   Exhibit
   Number           Description of Exhibit
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   99.1       News release dated as of February 2, 2001 by divine interVentures, inc.